UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 25, 2008

First Keystone Financial, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-25328	23-2576479
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

22 West State Street, Media, Pennsylvania		19063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 565-6210

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Not applicable.

(e)           On November 25, 2008, certain amendments to each of the following agreements and plans were approved by the Board of Directors of First Keystone Financial, Inc. (the "Company") and/or in certain cases, First Keystone Bank, its wholly owned subsidiary.

•	Amended and Restated Agreement between the Company and Carol Walsh;

•	Amended and Restated Agreement between the Bank and Carol Walsh;

•	Amended and Restated Transition, Consulting, Noncompetition and Retirement Agreement by and between the Company, the Bank and Donald S. Guthrie;

•	Amended and Restated 1995 Stock Option Plan;

•	Amended and Restated 1998 Stock Option Plan; and

•	Amended and Restated 1995 Recognition and Retention Plan and Trust Agreement.

The purpose of the amendments was to make changes necessary to ensure that such agreements and plans comply with the final regulations issued under Section 409A of the Internal Revenue Code of 1986, as amended. The Amended and Restated Agreements between Ms. Walsh and each of the Company and the Bank (the “Agreements”) are subject to the non-objection of the Office of Thrift Supervision (the “OTS”) and the concurrence therewith of the Federal Deposit Insurance Corporation (the “FDIC”) under the provisions of the supervisory agreements between the OTS and each of the Company and the Bank, each dated February 13, 2006 (the “Supervisory Agreements”).  The Agreements, as amended and restated, provide for reduced severance benefits as long as the Bank and/or the Company are subject to the Supervisory Agreements or are deemed to be in troubled condition. The agreements have been submitted to the OTS and the FDIC requesting such non-objection and concurrence.

The foregoing description is qualified in its entirety by reference to the agreements, copies of which are attached as Exhibits 10.1 through 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

(f)           Not applicable.

Item 9.01           Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits

The following exhibits are included herewith.

Exhibit Number	Description
10.1	Form of Amended and Restated Agreement between the Company and Carol Walsh
10.2	Form of Amended and Restated Agreement between the Bank and Carol Walsh
10.3	Amended and Restated Transition, Consulting, Noncompetition and Retirement Agreement by and between the Company, the Bank and Donald S. Guthrie
10.4	Amended and Restated 1995 Stock Option Plan
10.5	Amended and Restated 1998 Stock Option Plan
10.6	Amended and Restated 1995 Recognition and Retention Plan and Trust Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST KEYSTONE FINANCIAL, INC.

Date: December 1, 2008	By:	/s/Hugh J. Garchinsky
Hugh J. Garchinsky
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Form of Amended and Restated Agreement between the Company and Carol Walsh
10.2	Form of Amended and Restated Agreement between the Bank and Carol Walsh
10.3	Amended and Restated Transition, Consulting, Noncompetition and Retirement Agreement by and between the Company, the Bank and Donald S. Guthrie
10.4	Amended and Restated 1995 Stock Option Plan
10.5	Amended and Restated 1998 Stock Option Plan
10.6	Amended and Restated 1995 Recognition and Retention Plan and Trust Agreement